UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 20, 2006
GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)
(831) 724-1011
Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Election of Director
     On July 20, 2006 at a regularly scheduled meeting of the Board of Directors of Granite Construction Incorporated, by recommendation of the Nominating and Corporate Governance Committee, Claes Bjork was elected to the newly created directorship of the Board of Directors of Granite Construction Incorporated and to the class whose term expires at the Annual Meeting of Shareholders in 2007. Mr. Bjork has been named to Granite’s Executive Committee and its Compensation Committee.
     It was determined that Mr. Bjork meets the independence and financial literacy requirements of the listing standards of the New York Stock Exchange and the applicable SEC rules and regulations.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED
Date: July 25, 2006	By:	/s/ William E. Barton
William E. Barton
Senior Vice President and Chief Financial Officer

2